SUPPLEMENT DATED FEBRUARY 4, 2020
TO

PROSPECTUS DATED APRIL 29, 2011
FOR FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT D

In December 2019, the Board of Trustees of Invesco V.I. Mid Cap Growth Fund (the “Target Fund”) approved, subject to shareholder approval, an Agreement and Plan of Reorganization under which the Target Fund would transfer all its assets and liabilities to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the “Acquiring Fund”).  It is expected that this approval will be sought at a shareholder meeting to be held in or around April 2020.  If the reorganization is approved, the Acquiring Fund will be added as an investment option under your Policy immediately prior to the reorganization.

The reorganization is expected to occur on or about April 30, 2020, and all the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund.  Shareholders of the Target Fund will receive shares of equal value of the corresponding class of the Acquiring Fund in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE POLICIES DESCRIBED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.